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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2003


                         DEUTSCHE ALT-A SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-4XS)


                         Deutsche Alt-A Securities, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                  333-100676-04            35-2184183
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 (STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

60 Wall Street
New York, NY                                             10005
--------------------------                          ---------------
    (ADDRESS OF PRINCIPAL                             (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On November 25, 2003, a single series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2003-4XS, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the "Depositor"), Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and HSBC Bank USA as trustee. The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," "Class A-2 Certificates," "Class A-3 Certificates," "Class A-4 Certificates," "Class A-5 Certificates," "Class A-6A Certificates," "Class A-6B Certificates," "Class A-IO Certificates," "Class M-1 Certificates," "Class M-2 Certificates," "Class M-3 Certificates," "Class CE Certificates," "Class P Certificates," and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of a pool of mortgage loans (the "Mortgage Pool'") of first lien fixed-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $225,835,912 as of November 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 25, 2003, between Deutsche Bank AG New York Branch and the Depositor. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6A Certificates, Class A-6B Certificates, Class A-IO, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, were sold by the Depositor to Deutsche Bank Securities Inc., pursuant to an Underwriting Agreement, dated as of August 1, 2003, and the Terms Agreement, dated November 21, 2003, each between the Depositor and the Underwriter.

                  The Certificates, (other than the Class CE Certificates, the Class P Certificates and the Class R Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated August 25, 2003 and the Prospectus Supplement, dated November 21, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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      Item 7.  Financial Statements and Exhibits

                        (a) Not applicable

                        (b) Not applicable

                        (c) Exhibits

               Exhibit No.         Description
               -----------         -----------
                    4.1            Pooling and Servicing Agreement, dated as of
                                   November 1, 2003, by and among Deutsche Alt-A
                                   Securities, Inc. as Depositor, Wells Fargo
                                   Bank Minnesota, National Association as
                                   Master Servicer and Securities Administrator and HSBC Bank USA as Trustee, relating to the Series 2003-4XS Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                                        DEUTSCHE ALT-A SECURITIES, INC.


                                        By: /s/  Michael Commaroto
                                           ---------------------------------
                                        Name:    Michael Commaroto
                                        Title:   President


                                        By: /s/  Steve Katz
                                           ---------------------------------
                                        Name:    Steve Katz
                                        Title:   Vice President



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                                  EXHIBIT INDEX



                                                                   Sequentially
Exhibit No.   Description                                          Numbered Page
-----------   -----------                                          -------------
    4.1       Pooling and Servicing Agreement, dated as of               6
              November 1, 2003, by and among Deutsche Alt-A
              Securities, Inc. as Depositor, Wells Fargo Bank
              Minnesota, National Association as Master Servicer and
              Securities Administrator and HSBC Bank USA as Trustee, relating to the Series 20034XS Certificates.



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                                   Exhibit 4.1